EXHIBIT 99.1

                      MEDIA & ENTERTAINMENT HOLDINGS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                              FINANCIAL STATEMENTS

                     As of March 14, 2007 and March 31, 2006

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                                        CONTENTS
--------------------------------------------------------------------------------




REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                                                              1


  Balance Sheets                                                               2
  Statements of Operations                                                     3
  Statements of Changes in Stockholders' Equity                                4
  Statements of Cash Flows                                                     5

NOTES TO FINANCIAL STATEMENTS                                               6-15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors
Media & Entertainment Holdings, Inc.


We have audited the accompanying balance sheets of Media & Entertainment Holdings, Inc. (a development stage enterprise) (the "Company") as of March 14, 2007 and March 31, 2006, and the related statements of operations, changes in stockholders' equity and cash flows for the periods July 8, 2005 (inception) to March 31, 2006, April 1, 2006 to March 14, 2007 and July 8, 2005 (inception) to March 14, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Media & Entertainment Holdings, Inc. as of March 14, 2007 and March 31, 2006, and the results of its operations and its cash flows for the periods July 8, 2005 (inception) to March 31, 2006, April 1, 2006 to March 14, 2007 and July 8, 2005 (inception) to March 14, 2007, in conformity with United States generally accepted accounting principles.


/s/ Marcum & Kliegman LLP
--------------------------
Marcum & Kliegman LLP

Melville, New York
March 14, 2007

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                                  BALANCE SHEETS
--------------------------------------------------------------------------------

                                     ASSETS

                                               March 31, 2006     March 14, 2007
                                              ----------------------------------
CURRENT ASSETS
  Cash                                              $ 23,711        $    71,078
  Cash held in Trust Fund                                 --         84,242,000
                                                    --------        -----------

         Total Current Assets                         23,711         84,313,078

  Deferred offering costs                            142,102                 --
                                                    --------        -----------

         TOTAL ASSETS                               $165,813        $84,313,078
                                                    ========        ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accrued expenses                                  $     --        $   329,900
  Notes payable to stockholders                      165,000                 --
                                                    --------        -----------

         Total Current Liabilities                   165,000            329,900
                                                    --------        -----------

COMMON STOCK - subject to possible
conversion, 2,158,920 shares at
conversion value                                          --         16,839,976
                                                    --------        -----------

COMMITMENTS

STOCKHOLDERS' EQUITY
  Preferred stock, $.0001 par value;
   authorized 1,000,000
   shares; none issued                                    --                 --
  Common stock, $.0001 par value,
   authorized 70,000,000
   shares;   4,500,000  and  15,300,000
   (less  2,158,920  subject  to  possible
   conversion) issued and outstanding at
   March 31, 2006 and March 14, 2007,
   respectively                                         450              1,314
  Additional paid-in capital                          56,612         67,374,802
  Deficit accumulated during the
   development stage                                 (56,249)          (232,734)
                                                    --------        -----------
                                                         813         67,143,382
  Less: Cost of shares of common stock
   held in treasury, -- shares at
   March 31,2006 and 1,800,000 shares
   at March 14, 2007                                      --               (180)
                                                    --------        -----------

         TOTAL STOCKHOLDERS' EQUITY                      813         67,143,202
                                                    --------        -----------

         TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY                     $165,813        $84,313,078
                                                    ========        ===========


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                        STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                     For the Period                              For the Period
                                                     July 8, 2005          For the Period         July 8, 2005
                                                      (Inception)          April 1, 2006          (Inception)
                                                        Through               Through               Through
                                                     March 31, 2006        March 14, 2007        March 14, 2007
                                                -----------------------------------------------------------------
Formation and operating costs                           $(56,249)            $(176,485)            $(232,734)
                                                        ========             =========             =========

Net loss for the period                                 $(56,249)            $(176,485)            $(232,734)
                                                        ========             =========             =========

Weighted average shares outstanding                    4,500,000             2,975,431             3,564,286
                                                       =========             =========             =========

Basic and diluted net loss per share                       $(.01)                $(.06)                $(.07)
                                                           =====                 =====                 =====

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                   STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------

                                          Common Stock                                            Treasury Stock
                                   --------------------------                                ------------------------
                                                                                 Deficit
                                                                               Accumulated
                                                                 Additional       During                                  Total
                                                                  Paid-in      Development                             Stockholders'
                                      Shares        Amount        Capital         Stage         Shares        Amount      Equity
                                   -------------------------------------------------------------------------------------------------

BALANCE - July 8, 2005                      --       $   --    $         --    $      --             --        $  --   $         --
-------

  Issuance of stock to initial
   Stockholders                      4,500,000          450          24,550           --             --           --         25,000

  Amortization of stock based
   compensation                             --           --          32,062           --             --           --         32,062

  Net loss for the period                   --           --              --      (56,249)            --           --        (56,249)
                                    ----------       ------    ------------    ---------     ----------        -----   ------------

BALANCE - March 31, 2006             4,500,000          450          56,612      (56,249)            --           --            813
-------

  Treasury stock                            --           --             180           --     (1,800,000)        (180)            --

  Amortization of stock based
   compensation                             --           --          96,129           --             --           --         96,129

  Net loss for the period                   --           --              --     (176,485)            --           --       (176,485)

  Sale of 10,800,000 units, net
   of underwriters' discount and
   offering expenses (includes
   2,158,920 shares subject to
   possible conversion)             10,800,000        1,080      81,361,541           --             --           --     81,362,621

Proceeds subject to possible
conversion of 2,158,920 shares              --         (216)    (16,839,760)          --             --           --    (16,839,976)

Proceeds from issuance of options           --           --             100           --             --           --            100

Proceeds from private sale of
warrants                                    --           --       2,700,000           --             --           --      2,700,000
                                    ----------       ------    ------------    ---------     ----------        -----   ------------

BALANCE - March 14, 2007            15,300,000       $1,314    $ 67,374,802    $(232,734)    (1,800,000)       $(180)  $ 67,143,202
-------                             ==========       ======    ============    =========     ==========        =====   ============


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                        STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                        For the Period                            For the Period
                                                         July 8, 2005        For the Period        July 8, 2005
                                                          (Inception)         April 1, 2006         (Inception)
                                                            Through              Through              Through
                                                        March 31, 2006        March 14, 2007      March 14, 2007
                                                      --------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                $   (56,249)         $  (176,485)         $  (232,734)
  Adjustments to reconcile net loss to net cash
   provided by (used in) operating activities:
    Stock based compensation                                   32,062               96,129              128,191
    Increase in accrued expenses                                   --               15,030               15,030
                                                            ---------          -----------          -----------

         NET CASH (USED IN) OPERATING                         (24,187)             (65,326)             (89,513)
           ACTIVITIES                                       ---------          -----------          -----------


CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable - Stockholders                  165,000              135,000              300,000
  Repayment of loans from Stockholders                             --             (300,000)            (300,000)
  Proceeds from sale of warrants                                   --            2,700,000            2,700,000
  Proceeds from sale of option                                     --                  100                  100
  Proceeds from issuance of stock to initial
   stockholders                                                25,000                   --               25,000
  Gross Proceeds from Initial Public Offering                      --           86,400,000           86,400,000
  Payment of offering costs                                  (142,102)          (4,580,407)          (4,722,509)
                                                            ---------          -----------          -----------

         NET CASH PROVIDED FROM
           FINANCING ACTIVITIES                                47,898           84,354,693           84,402,591

         NET INCREASE (DECREASE) IN CASH                       23,711           84,289,367           84,313,078

CASH - Beginning                                                   --               23,711                   --
----                                                        ---------          -----------          -----------

CASH - Ending                                               $  23,711          $84,313,078          $84,313,078
----                                                        =========          ===========          ===========


SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS:
  Accrual of Deferred Offering Costs:
   Deferred offering costs                                $   314,870
   Accrued expenses payable                                  (314,870)
                                                          -----------

                                                          $        --
                                                          ===========

  Transfer of Shares from Directors to Hearst
   Corporation for Purchase Commitment:
    Deferred offering costs                               $ 2,264,987
    Additional paid-in-capital                             (2,264,987)
                                                          -----------

                                                          $        --
                                                          ===========

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES; GOING CONCERN CONSIDERATION

       Media & Entertainment Holdings, Inc. (the "Company") was incorporated in Delaware on July 8, 2005 as a blank check company whose objective is to acquire an operating business in the entertainment, media and communications industries.

       At March 14, 2007, the Company had not yet commenced any operations. All activity through March 14, 2007 relates to the Company's formation and the initial public offering described below. The Company has selected March 31 as its fiscal year-end.

       The registration statement for the Company's initial public offering ("Offering") was declared effective March 9, 2007. The Company consummated the offering on March 14, 2007 and received net proceeds of $81,362,621 from the offering (Note 2). Simultaneous with the closing, the Company sold 2,700,000 warrants in a private sale to its Initial Stockholders for $2,700,000 of which $300,000 was used to pay off notes due to the stockholders and the remaining $2,400,000 was deposited in the Trust Fund. An amount of $84,242,000 from the net proceeds of the offering and the warrants is being held in an interest-bearing trust account ("Trust Account") totaling $84,242,000, until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

       The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Initial Offering are intended to be generally applied toward consummating a business combination with an operating business ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Up to an aggregate of $1,800,000 of the interest accrued on the amounts held in the Trust Account (net of taxes, if any, payable by the Company with respect to such interest) will be released to the Company in monthly installments to fund a portion of its working capital requirements. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders (but not the Initial Stockholders) owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights, the Business Combination will not be consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote all of their shares of common stock, whether acquired prior to, in or following the Offering, in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES; GOING CONCERN CONSIDERATION, continued

       The Company's Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consumate a Business Combination within 18 months from the date of the consumation of the Offering, or 24 months from the consumation of the Offering if certain extension criteria have been satisfied. If, however, a letter of intent, agreement in principle or definitive agreement for a business combination has been executed prior to 18 months from the date of the Offering, the Company will abandon its plan of dissolution and distribution that had been submitted to its stockholders and will instead seek the consummation of that business combination. If, following the execution of such letter of intent, agreement in principle or definitive agreement, a proxy statement seeking the approval of the Company's stockholders for that business combination has not been filed prior to 24 months from the date of the Offering, the Company's board will, prior to such date, convene, adopt and recommend to their stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. In the event there is no Business Combination within the 18 and 24-month deadlines, the Company will dissolve and distribute to its Public Stockholders, in proportion to their respective equity interests, the amount held in the Trust Account, and any remaining net assets, after the distribution of the Trust Account. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share.

       With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying March 14, 2007 balance sheet.

       In December 2004, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard ("SFAS") 123R "Share Based Payment." This statement is a revision of SFAS 123, "Accounting for Stock -Based Compensation" and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees" and its related implementation guidance. SFAS 123R addressed all forms of share based payment ("SBP") awards including shares issued under employee stock purchase plans, stock

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES; GOING CONCERN CONSIDERATION, continued

       options, restricted stock and stock appreciation rights. Under SFAS 123R, SBP awards will be measured at fair value on the awards' grant date, based on the estimated number of awards that are expected to vest and will be reflected as compensation expense in the financial statements. The Company has adopted Financial Accounting Statement No. 123R "Accounting for Stock-Based Compensation". The Company uses the fair value method of valuing options awarded. Upon the adoption of SFAS 123R, the Company recorded stock based compensation expense of $32,062 for the period July 8, 2005 (inception) to March 31, 2006, $96,129 for the period April 1, 2006 to March 14, 2007 and $128,191 for the period July 8, 2005 (inception) to March 14, 2007.

       We have reclassified certain components of our stockholders' equity section to reflect the elimination of deferred compensation arising from unvested share-based compensation pursuant to the requirements of Staff Accounting Bulletin No. 107, regarding Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment." This deferred compensation was previously recorded as an increase to additional paid-in capital with a corresponding reduction to stockholders' equity for such deferred compensation. This reclassification has no effect on net income or total stockholders' equity as previously reported. The Company will record an increase to additional paid-in capital as the share-based payments vest.

       Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted would have a material effect on the accompanying financial statements.

       On March 6, 2007 the Company declared a one share for each five shares outstanding stock dividend payable to all shareholders of record on November 30, 2006. All references in the accompanying financial statements to the number of common shares and per-share amounts have been retroactively restated to reflect the stock dividend. The net effect on total stockholders' equity and deferred offering costs as a result of this transaction was an increase of $377,984.

       Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

       Net loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Since there are no potentially dilutive securities and there is a net loss, basic and diluted loss per share are identical.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES; GOING CONCERN CONSIDERATION, continued

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

       In connection with the Company's decision to revise the structure of the Offering, effective April 25, 2006, each of Messrs. Granath, Seslowsky, Clauser and Maggin contributed to the Company, at no cost, 281,250 shares of common stock (collectively a total of 1,125,000 shares), effectively increasing the average purchase price to approximately $0.0075 per share. The purpose of this contribution was to maintain the equity ownership interest of the Initial Stockholders at 20% of the total outstanding shares of common stock after downsizing the original Offering.

       In connection with the Company's decision to reduce the amount of the Offering, effective as of June 26, 2006, each of Messrs. Granath, Seslowsky, Clauser and Maggin contributed to the Company, at no cost, 168,750 shares of common stock (collectively a total of 675,000 shares), effectively increasing the average purchase price to approximately $0.0093 per share. The purpose of this contribution was to maintain the equity ownership interest of the existing stockholders at 20% of the total outstanding shares of common stock after downsizing the Offering.

       On behalf of the Company, effective August 3, 2006, several of the directors transferred 324,000 shares, in the aggregate, of their own stock to the Hearst Corporation in consideration for Hearst's commitment to purchase existing stockholders' warrants simultaneously with the consummation of the Company's Offering. The value of the transfer was recorded at 6.99 per share calculated as follows: the offering price of one unit ($8) less the value ($1) attributed to the warrant attached thereto and the reimbursement of the price originally paid for the shares by the directors of $.0093. The Company estimates that the fair value of this private transfer is approximately $2,264,987 and was recorded as an expense of the offering resulting in a charge directly to stockholders equity.

       In March 2007, the Company and the underwriters increased the size of the offering to 10,800,000 units (20% increase) (12,420,000 if the underwriters exercise their 45-day over-allotment option). In addition, in order for the Company's existing stockholders to retain their ownership percentage of the number of shares to be sold in the offering, on March 6, 2007 the Company effectuated a stock dividend of 1 share for each 5 shares then outstanding. These financial statements have been retroactively restated for this dividend. Similarly, the existing shareholders also agreed to a proportionate increase of their warrant purchase simultaneous with the offering on a private placement basis which has increased in the aggregate by $300,000 to $2,700,000 (See Note
       2).

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - INITIAL PUBLIC OFFERING

       On March 9, 2007, the Company sold 10,800,000 units ("Unit") in the Offering at $8.00 per Unit. The Company received gross proceeds of $86,400,000 and incurred offering costs of $5,037,379 (netting $81,362,621) in connection with the Offering. Each Unit consists of one share of the Company's common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant ("Warrant"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Initial Public Offering and expiring four years from the effective date of the Initial Public Offering. The Warrants will be redeemable by the Company, at a price of $.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with this Offering, the Company issued an option, for $100, to the representatives of the underwriters in the Offering ("Representative"), to purchase 540,000 Units. The units issuable upon exercise of this option are identical to those offered in the Offering, except that each of the warrants underlying this option entitles the holder to purchase one share of Common Stock at a price of $7.50. This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and one year from the date of the prospectus and expiring five years from the date of the prospectus. The option may only be exercised or converted by the option holder. In no event will the Company be required to net cash settle this option or the underlying warrants. The Company has accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders' equity. The Company estimates that the fair value of this option is approximately $1,869,815 (($3.46 per Unit) using a Black-Scholes option-pricing model. The fair value of the option granted to the Representative is estimated as of the date of grant using the following assumptions: (1) expected volatility of 50.3%, (2) risk-free interest rate of 5.00% and (3) expected life of five years and a dividend rate of zero. The option may be exercised for cash or on a "cashless" basis at the holder's option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash.

       The volatility calculation of 50.3% is based on the five-year average volatility of a representative sample of five (5) companies that management believes are representative of the Media and Entertainment Industry (the "Sample Companies"). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the five-year average volatility of the Sample Companies because management believes that the average volatility of such

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - INITIAL PUBLIC OFFERING, continued

       companies is a reasonable benchmark to use in estimating the expected volatility of the Company's common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

       The Company has met all of the criteria in paragraphs 12 through 32 of EITF 00-19 "Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in, a Company's Own Stock" ("EITF 00-19") in connection with the unit purchase option and underlying warrants and has determined that these instruments will be recorded as equity at issuance since there is no possibility of net cash settlement and thereby excluded from the scope of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

       The Company paid a total underwriting discount of 7% of the public offering price to the underwriters at the close of the Initial Public Offering. The payment to the underwriters of 2.5% of the 7% underwriting fee and all of a $864,000 non-accountable expense reimbursement has been deferred until the Company consummates a Business Combination and is included in the trust account.

       The Company's Initial Stockholders had committed to purchase an aggregate of 2,400,000 Warrants. On March 7, 2007 the existing stockholders committed to purchase an additional 300,000 warrants for a total of 2,700,000 warrants, at a price of $1.00 per Warrant, for an aggregate purchase price of $2,700,000, of which $300,000 was paid by means of a repayment of loans made to the Company by its officers. These purchases occurred on a private placement basis simultaneously with the consummation of the Initial Public Offering. The proceeds of $2,400,000 that the Company received from these purchases were placed in the Trust Account. The Warrants are identical to the Warrants offered as part of the units in the Initial Public Offering in many respects, however they may be exercisable on a cashless basis, so long as such Warrants are held by the Initial Stockholders or their affiliates, and the Warrants are not redeemable by the Company. Furthermore, the purchasers of such Warrants, including all of the Company's officers and directors, have agreed not to sell or transfer their Warrants (or any of the underlying shares of Common Stock) until 90 days after the consummation of the Company's initial business combination. The Warrants purchased by the Hearst Corporation and Transmedia Corporation are subject to the same terms and conditions as those purchased by the Company's officers and directors.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - DEFERRED OFFERING COSTS

       At March 31, 2006, deferred offering costs consist of legal and accounting fees incurred through the balance sheet date that were related to the Offering and were charged to capital at the time of the closing.


NOTE 4 - NOTES PAYABLE, STOCKHOLDERS

       On August 25, 2005, four of the Initial Stockholders advanced a total of $100,000 to the Company, on a non-interest bearing basis, for payment of Offering expenses on the Company's behalf. The Company issued an aggregate of $100,000 of unsecured promissory notes to the Initial
       Stockholders, who are also officers, effective on August 25, 2005. On August 17, 2006, effective August 25, 2006, the notes evidencing these loans were amended to extend their maturity date to January 25, 2007. On March 6, 2007, the notes evidencing these loans were amended to extend their maturity date to July 25, 2007 (See Note 8). On September 3, 2005, Transmedia Corporation, an affiliate of Harvey Seslowsky, one of the Initial Stockholders, advanced $20,000 to the Company as additional working capital to cover additional offering expenses. On October 16, 2006, effective September 3, 2005, the note evidencing this loan was amended to extend its maturity date to March 3, 2007. On September 26, 2005, Herbert Granath, Robert Clauser and Bruce Maggin, each of whom is a Founding Stockholder, advanced a total of $30,000 to the Company as additional working capital to cover additional expenses associated with the Offering. On October 16, 2006, effective September 26, 2005, the notes evidencing these loans were amended to extend their maturity date to March 26, 2007. On March 28, 2006, Mr. Clauser, a Founding Stockholder advanced to the Company a total of $15,000 to cover additional expenses associated with the Offering, including anticipated roadshow expenses. On April 3, 2006, Messrs. Granath and Maggin, each of whom is a Founding Stockholder, and Transmedia Corporation advanced to the Company a total of $35,000 to cover additional expenses associated with the Offering, including anticipated roadshow expenses. On November 17, 2006, Messrs. Granath, Seslowsky, Clauser and Maggin advanced to the Company a total of $50,000 to cover additional expenses related to the offering. On February 16, 2007, Messrs. Granath, Seslowsky, Clauser, and Maggin advanced to the Company a total of $50,000 to cover additional roadshow and other offering expenses. The aggregate of $300,000 of these notes were satisfied in full at the closing on March 14, 2007 when they were applied against the proceeds due upon the sale of 2,700,000 Warrants to the Initial Stockholders.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 - COMMITMENTS

       Commencing on March 9, 2007, the Company began utilizing certain administrative, technological and secretarial services, as well as certain limited office space provided by an affiliate of one of the Initial Stockholders. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such services available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services.


NOTE 6 - PREFERRED STOCK

       The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.


NOTE 7 - STOCK OPTIONS

       On August 25, 2005, the Company granted one member of the Company's Board of Directors an option to purchase up to a total of 100,000 shares of common stock at a price of $6.00 per share. This option expires on August 25, 2010.

       The Company accounted for the fair value of this option as an expense of operations resulting in a charge directly to formation and operating costs. The Company estimates that the fair value of this option is approximately $250,131 ($2.50 per share underlying such option) using a Black-Scholes option-pricing model. The fair value of the option granted to our independent director is estimated as of the date of grant using the following assumptions: (1) expected volatility of 59.7%, (2) risk-free interest rate of 4.08%, (3) expected life of five years and (4) dividend rate is zero.

       The volatility calculation of 59.7% is based on the five-year average volatility of the five Sample Companies. Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the five-year average volatility of the Sample Companies because Management believes that the average volatility of such companies is a reasonable benchmark to use in estimating the expected volatility of the Company's common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 7 - STOCK OPTIONS, continued

       On April 25, 2006, the Company modified the options to provide that the exercise price would be $8.00 per share, and to amend the vesting schedule of the option to provide that one third of such options vest upon the consummation of the Company's initial business combination, and the remaining two thirds vest on the first and second anniversaries of that date, provided that such individual remains a director of the
       Company at such time. This modification resulted in no additional compensation expense since the fair value of the original award at the modification date exceeded the fair value of the modified award. The value of the original award immediately before the modification is calculated to be $352,499 ($3.525 per share) based on a share price of $7, an exercise price of $6, a term of 4.42 years, a volatility of 48.6% and a risk free discount rate of 4.9%. The Company estimates that the modified fair value of the August 25, 2005 option is approximately $328,134 ($3.28 per share underlying such option) using a Black-Scholes option-pricing model. The fair value of the option granted to our independent director is estimated as of the date of modification using the following assumptions: (1) expected volatility of 51.9%, (2) risk-free discount rate of 4.90%, (3) expected life of five years and (4) dividend rate is zero.

       In accordance with FAS 123R the Company will continue to amortize the cost of the stock compensation represented by the options through the original vesting period, August 2008. Since the vesting conditions changed from probable to improbable (Type II modification per FAS 123R) and management believes that the modified vesting terms is not probable of achievement; however, it continues to believe that the original vesting schedule is probable. During the period from July 8, 2005 to March 31, 2006, the Company recorded $32,062 of amortization expense (included in Formation and Operating Expense) in connection with the 100,000 stock options noted above. The amortization of the stock compensation was $32,062, $96,129 and $128,191 for the period from July 8, 2005 (inception) through March 31, 2006, the period from April 1, 2006 through March 14, 2007 and the period from July 8, 2005 (inception) through March 14, 2007, respectively.

       On April 25, 2006, the Company granted two additional members of the Company's Board of Directors options to acquire 100,000 shares each of the Company's common stock at an exercise price of $8.00 per share, with one third vesting upon the consummation of the Company's initial business combination, and the remaining two thirds vesting on the first and second anniversaries of that date, provided that such individual remains a director of the Company at such time. The Company intends to account for the fair value of these options as an expense of operations beginning upon the first vesting period upon consummation of the Company's initial business combination resulting in a charge directly to formation and operating costs. The Company estimates that the fair value of these options is approximately $656,268 ($3.28 per share underlying such option) using a Black-Scholes option-pricing model. The fair value of the option granted to our independent director is estimated as of the date of grant using the following assumptions: (1) expected volatility of 51.9%,
       (2) risk-free  discount rate of 4.9%, (3) expected life of five years and
       (4) dividend rate is zero.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 7 - STOCK OPTIONS, continued

       The volatility calculation of 51.9% is based on the five-year average volatility of the five Sample Companies. Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the five-year average volatility of the Sample Companies because Management believes that the average volatility of such companies is a reasonable benchmark to use in estimating the expected volatility of the Company's common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.